Exhibit 10.1

                            ASSET PURCHASE AGREEMENT

THIS AGREEMENT dated the 30th day of November, 2011.

BETWEEN:

          JERVIS EXPLORATIONS INC.
          (the "Vendor")

                                                               OF THE FIRST PART

AND:

          LA PAZ MINING CORP.
          (the "Purchaser")

                                                              OF THE SECOND PART

WHEREAS:

A. The Vendor is the registered and beneficial owner of various mineral claims (hereinafter the "CLAIMS"), collectively called BEE URANIUM PROPERTY. The Claims of the Vendor are more particularly described in Schedule "A" attached hereto and forming part of this Agreement;

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase all of the Claims of the Vendor in accordance with the terms of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the terms and covenants herein and other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties hereto agree as follows:

1.     PURCHASE AND SALE OF ASSETS

1.1 SALE OF ASSETS. Subject to the terms and conditions of this Agreement, the Vendor hereby sells, assigns and transfers to the Purchaser, and the Purchaser hereby purchases the Vendor's Claims.

1.2 PURCHASE PRICE. The purchase price payable by the Purchaser to the Vendor for the Vendor's Claims is USD $ 20,000 (the "PURCHASE PRICE"), subject to a carried 3% Net Smelter Royalty as described in Appendix "A".

1.3 PAYMENT OF THE PURCHASE PRICE. The Purchase Price will be paid by the delivery of a cheque.

1.4    DELIVERY OF CLAIMS.  The Vendor  delivers to the Purchaser,  on execution hereof, all of the Claims unconditionally and free and clear of all liens, charges, or encumbrances, except where disclosed.
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2.     COVENANTS OF THE PARTIES

2.1 COVENANTS. The parties undertake to keep the information with respect to this Agreement, the terms herein, and any related, underlying or subsequent agreements (the "INFORMATION") confidential and not to directly or indirectly disclose the Information at any time to any person or persons or use the Information for any purpose whatsoever.

3.     REPRESENTATIONS OF THE VENDOR

3.1 REPRESENTATIONS. The Vendor represents and warrants to the Purchaser as follows, with the intent that the Purchaser will rely on the representations in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement:

          (a) CAPACITY TO SELL. The original Vendor is JERVIS EXPLORATION INC. having the power and capacity to own and dispose of the Claims and to enter into this Agreement and carry out its terms to the full extent;

          (b) AUTHORITY TO SELL. The execution and delivery of this Agreement, and the completion of the transaction contemplated by this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors;

          (c) SALE WILL NOT CAUSE DEFAULT. Neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated by this Agreement will:

               (i) violate any of the terms and provisions of the constating documents or bylaws or articles of the Vendor, or any order, decree, statute, bylaw, regulation, covenant, restriction applicable to the Vendor or the Claims;

               (ii) give any person the right to terminate,  cancel or otherwise deal with the Claims; or

               (iii)result  in any fees,  duties,  taxes,  assessments  or other amounts relating to the Claims becoming due or payable other than tax payable by the Purchaser in connection with the purchase and sale;

          (d) ENCUMBRANCES. The Vendor owns and possesses and has a good marketable title to the Claims free and clear of all legal

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               claims,  mortgages,  liens, charges,  pledges, security interest, encumbrances or other claims, except where as disclosed;

          (e) LITIGATION. There is no litigation or administrative or governmental proceeding or inquiry pending or, to the knowledge of the Vendor, threatened against or relating to the Claims, nor does the Vendor know of or have reasonable grounds that there is any basis for any such action, proceeding or inquiry;

          (f) NO DEFAULTS. Except as otherwise expressly disclosed in this Agreement there has not been any default in any obligation to be performed under any of the Claims, which are in good standing and in full force and appropriate effect; and

          (g) GOOD STANDING. Prior to closing this Agreement, the Vendor will maintain, as required, the Claims in good standing.

4.     COVENANTS OF THE VENDOR

4.1 PROCURE CONSENTS. The Vendor will diligently and expeditiously take all reasonable steps requested by the Purchaser to obtain all necessary consents to effect the transfer of the Claims.

4.2 COVENANT OF INDEMNITY. The Vendor will indemnify and hold harmless the Purchaser from and against:

          (a) any and all liabilities, whether accrued, absolute, contingent or otherwise, existing at closing and which are not agreed to be assumed by the Purchaser under this Agreement;

          (b) any and all losses, claims, damages and costs incurred or suffered by the Purchaser arising out of the breach or inaccuracy of any representation or warranty of the Vendor contained in this Agreement; and

          (c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

4.3 EXECUTION OF ALL NECESSARY DOCUMENTS. The Vendor will execute all necessary documents including such assignments as the Purchaser may require to effect the transfer of all of the Claims, including but not limited to, internet contracts and internet names.

5.     REPRESENTATIONS OF THE PURCHASER

5.1    REPRESENTATIONS.  The Purchaser  represents and warrants to the Vendor as
       follows,   with  the  intent   that  the   Vendor   will  rely  on  these

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       representations  and warranties in entering into this  Agreement,  and in concluding the purchase and sale contemplated by this Agreement:

          (a) STATUS OF PURCHASER. The Purchaser is a corporation duly incorporated, validly existing and in good standing and has the power and capacity to enter into this Agreement and carry out its terms; and

          (b) AUTHORITY TO PURCHASE. The execution and delivery of this Agreement and the completion of the transaction contemplated by this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

6.     COVENANTS OF THE PURCHASER

6.1 CONSENTS. The Purchaser will at the request of the Vendor execute and deliver such applications for consent and such assumption agreements, and provide such information as may be necessary to obtain the consents referred to in paragraph 4.1 and will assist and cooperate with the Vendor in obtaining the consents.

6.2 EXECUTION OF ALL NECESSARY DOCUMENTS. The Purchaser will execute all necessary documents as the Vendor may require to effect the transfer of all of the Claims.

7.     SURVIVAL OF REPRESENTATIONS AND COVENANTS

7.1 VENDOR'S REPRESENTATIONS AND COVENANTS. All representations, covenants and agreements made by the Vendor in this Agreement or under this Agreement will, unless otherwise expressly stated, survive closing and any investigation at any time made by or on behalf of the Purchaser will continue in full force and effect for the benefit of the Purchaser.

7.2 PURCHASER'S REPRESENTATIONS AND COVENANTS. All representations, covenants and agreements made by the Purchaser in this Agreement or under this Agreement will, unless otherwise expressly stated, survive closing and any investigation at any time made by or on behalf of the Vendor and will continue in full force and effect for the benefit of the Vendor.

8.     LIABILITIES NOT ASSUMED

8.1 LIABILITIES NOT ASSUMED. The Purchaser will not assume any liabilities of the Vendor. The Purchaser will not be responsible for any liability of the Vendor, past, present or future, relating to the Claims, and the Vendor will indemnify and save harmless the Purchaser from and against any such claim.

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9.     CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER

9.1 CONDITIONS. All obligations of the Purchaser under this Agreement are subject to the fulfillment of the following conditions:

          (a) VENDOR'S REPRESENTATIONS. The Vendor's representations contained in this Agreement will be true.

          (b) VENDOR'S COVENANTS. The Vendor will have performed and complied with all agreements, covenants and conditions as required by this Agreement.

          (c) CONSENTS. The Purchaser will have received duly executed copies of the consents or approvals referred to in paragraph 4.1.

9.2 EXCLUSIVE BENEFIT. The foregoing conditions are for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser delivering to the Vendor a written waiver to that effect signed by the Purchaser.

10.    CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VENDOR

10.1 CONDITIONS. All obligations of the Vendor under this Agreement are subject to the fulfillment of the following conditions:

          (a)  PURCHASER'S  REPRESENTATIONS.   The  Purchaser's  representations
               contained in this Agreement will be true.

          (b)  PURCHASER'S  COVENANTS.  The  Purchaser  will have  performed and
               complied  with  all  covenants,   agreements  and  conditions  as
               required by this Agreement.

          (c) CONSENTS OF THIRD PARTIES. All consents or approvals required to be obtained by the Vendor for the purpose of selling, assigning or transferring the Claims have been obtained, provided that this condition may only be relied upon by the Vendor if the Vendor has diligently exercised its best efforts to procure all such consents or approvals and the Purchaser has not waived the need for all such consents or approvals.

10.2 EXCLUSIVE BENEFIT. The foregoing conditions are for the exclusive benefit of the Vendor and any such condition may be waived in whole or in part by the Vendor delivering to the Purchaser a written waiver to that effect signed by the Vendor.

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11.    GENERAL

11.1 GOVERNING LAW. This Agreement and each of the documents contemplated by or delivered under or in connection with this Agreement are governed exclusively by, and are to be enforced, construed and interpreted exclusively in accordance with the laws of British Columbia which will be deemed to be the proper law of the Agreement.

11.2   PROFESSIONAL   FEES.   Each  of  the  parties  will  bear  the  fees  and
       disbursements of their respective lawyers, advisers and consultants engaged by them respectively in connection with the transactions contemplated by this Agreement prior to the closing.

11.3 ASSIGNMENT. No party will assign this Agreement, or any part of this Agreement, without the prior written consent of the other party. Any purported assignment without the required consent is not binding or enforceable against any party.

11.4 ENUREMENT. This Agreement enures to the benefit of and binds the parties and their respective successors and permitted assigns.

11.5 NOTICE. All notices required or permitted to be given under this Agreement will be in writing and personally delivered to the address of the intended recipient set out on the first page of this Agreement or at such other address as may from time to time be notified by any of the parties in the manner provided in this Agreement.

11.6 FURTHER ASSURANCES. The parties will execute and deliver all further documents and take all further action reasonably necessary or appropriate to give effect to the provisions and intent of this Agreement and to complete the transactions contemplated by this Agreement.

11.7 REMEDIES CUMULATIVE. The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise. Any party to this Agreement may terminate this Agreement if any other party is in breach of or defaults under any material term or condition of this Agreement or has made a material misrepresentation in this Agreement. No single or partial exercise by a party of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which that party may be entitled.

11.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and there are no representations, express or implied, statutory or otherwise and no collateral agreements other than as expressly set out or referred to in this Agreement.

11.9 HEADINGS. The division of this Agreement into sections and the insertion of headings are for convenience only and do not form part of this

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       Agreement and will not be used to  interpret,  define or limit the scope, extent or intent of this Agreement.

11.10  SEVERABILITY.  Each  provision  of this  Agreement is  severable.  If any provision of this Agreement is or becomes illegal, invalid or unenforceable, the illegality, invalidity or unenforceability of that provision will not affect the legality, validity or enforceability of the remaining provisions of this Agreement.

11.11 SCHEDULES. The Schedules attached hereto form an integral part of this Agreement.

11.12  TIME OF THE ESSENCE. Time will be of the essence of this Agreement.

11.13 COUNTERPARTS. This Agreement and all documents contemplated by or delivered in connection with this Agreement may be executed and delivered by facsimile or original and in any number of counterparts, and each executed counterpart will be considered to be an original. All executed counterparts taken together will constitute one agreement.

IN WITNESS WHEREOF the parties have duly executed this Agreement by their duly authorized officers effective the first day and year written above.

VENDOR:  JERVIS EXPLORATION INC.


per:
    --------------------------------------------
    Authorized Signatory

PURCHASER: LA PAZ MINING CORP.


per:
    --------------------------------------------
    Authorized Signatory

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                                  SCHEDULE "A"

THIS IS SCHEDULE "A" to the Asset Purchase Agreement.

                      INVOICE FOR MINERAL PROPERTY PURCHASE

TO: CHARLES IRIZARRY
    LA PAZ MINING CORP.


FROM: JERVIS EXPLORATION INC.

RE: BEE URANIUM PROPERTY PAYMENT

PROPERTY:  The Property consists of the following Claims:
-----------

     NAME              NUMBER            HECTARES         EXPIRY DATE
     ----              ------            --------         -----------
     BEE               928770             126.45          NOV. 9, 2012

TERMS: $20,000 USD, DUE UPON RECEIPT OF PROPERTY REPORT, PLUS 3% NET SMELTER RETURN AS DESCRIBED IN APPENDIX "A"

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APPENDIX "A" - ROYALTY

                             3% NET SMELTER RETURNS

1. In this Agreement, "3% NET SMELTER RETURNS" means 3% of the net amount of money received by the Purchaser for its own account from the sale of ore, or ore concentrates or other mineral products from the Claims to a smelter or other mineral products buyer after deduction of smelter and/or refining charges, ore treatment charges, penalties and any and all charges made by the purchaser of ore, concentrates, or other mineral products, less any and all transportation costs which may be incurred in connection with the transportation of ore or concentrates, less all umpire charges which the purchaser may be required to pay.

2. Payment of Net Smelter Returns by the Purchaser to the Vendor shall be made semi-annually within 60 days after the end of each fiscal half year of the Purchaser and shall be accompanied by unaudited financial statements pertaining to the operations carried out by the Purchaser on the Claims. Within 90 days after the end of each fiscal year of the Purchaser in which Net Smelter Returns are payable to the Vendor, the records relating to the calculation of Net Smelter Returns for such year shall be audited and any resulting adjustments in the payment of Net Smelter Returns payable to the Vendor shall be made forthwith. A copy of the said audit shall be delivered to the Vendor within 30 days of the end of such 90-day period.

3. Each annual audit shall be final and not subject to adjustment unless the Vendor delivers to the Purchaser written exceptions in reasonable detail within six months after the Vendor receives the report. The Vendor, or its representative duly authorized in writing, at its expense, shall have the right to audit the books and records of the Purchaser related to Net Smelter Returns to determine the accuracy of the report, but shall not have access to any other books and records of the Purchaser. The audit shall be conducted by a chartered or certified public accountant of recognized standing. The Purchaser shall have the right to condition access to its books and records on execution of a written agreement by the auditor that all information will be held in confidence and used solely for purposes of audit and resolution of any disputes related to the report. A copy of the Vendor's report shall be delivered to the Purchaser upon completion, and any discrepancy between the amount actually paid by the Purchaser and the amount which should have been paid according to the Vendor's report shall be paid forthwith, one party to the other. In the event that the said discrepancy is to the detriment of the Vendor and exceeds 5% of the amount actually paid by the Purchaser, then the Purchaser shall pay the entire cost of the audit.

4. Any dispute arising out of or related to any report, payment, calculation or audit shall be resolved solely by arbitration as provided in the Agreement. No error in accounting or in interpretation of the Agreement shall be the basis for a claim of breach of fiduciary duty, or the like, or give rise to a claim for exemplary or punitive damages or for termination or rescission of the Agreement or the estate and rights acquired and held by the Purchaser under the terms of the Agreement.

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